Exhibit 10.1

[Portions of this Exhibit have been omitted pursuant to a request for confidentiality under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential portions of this Exhibit that have been omitted are marked with “XXXX”. A copy of this Exhibit with all sections intact has been filed separately with the Securities and Exchange Commission.]
THIRD AMENDMENT TO
RETAILER PROGRAM AGREEMENT
(Sleep Number)
THIS THIRD AMENDMENT TO RETAILER PROGRAM AGREEMENT (this “Amendment”) is entered into as of June 26, 2018, and amends that certain Retailer Program Agreement, made as of January 1, 2014 (as amended, modified and supplemented from time to time, the “Agreement”), by and between Synchrony Bank (“Bank”) and Sleep Number Corporation, formerly known as Select Comfort Corporation (“Sleep Number”), and Select Comfort Retail Corporation (“SCRC” and collectively with Sleep Number, “Retailer”). Capitalized terms used herein and not otherwise defined have the meanings given them in the Agreement.
WHEREAS, Bank and Retailer desire to extend the Term, adjust certain financial elements of the Agreement, and update the Financial Covenants, subject to the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the mutual promises and subject to the terms and conditions hereinafter set forth, the parties hereby agree as follows:

I.	AMENDMENTS TO THE AGREEMENT
1.1    Elimination of Credit Review Point. The parties agree to delete the concept of the Credit Review Point from the Agreement. Accordingly, Section 5(b) and Section 19(b)(iii), both dealing with the Credit Review Point, are deleted in their entirety, and each marked as “Intentionally Omitted.”
1.2    New Section 5(d). A new Section 5(d) is hereby added immediately following Section 5(c) providing as follows:

(d)
Credit Criteria for Internet and Telephone Sales.  Bank will use commercially reasonable efforts XXXX. Bank’s credit criteria for the Internet and telephone channels XXXX. From time to time, Retailer may XXXX.

[Portions of this Section have been omitted pursuant to a request for confidentiality under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential portions of this Section that have been omitted are marked with “XXXX”. A copy of this Exhibit with all sections intact has been filed separately with the Securities and Exchange Commission.]

1.3    Amendment to Section 6(a). Section 6(a) is hereby deleted in its entirety and replaced with the following:

(a)
Bank initially will make available under the Program those credit-based promotions and corresponding Retailer Fee Percentages described on the attached Schedule 6(a). Subject to the qualifications set forth below in this 6(a), Retailer shall have the right to reduce any Retailer Fee Percentage on Schedule 6(a) (as the same may be adjusted from time to time pursuant to Section 6(c) or Section 6(e)) so as to reduce such Retailer Fee Percentage by XXXX below the Retailer Fee Percentage actually set forth on such Schedule (each such reduced rate is referred to as a “Special Discount Rate”); provided, that (i) such reduction shall be subject to the Special Discount Cap (as defined below), and (ii) for clarity, the application of XXXX reduction shall in no way result in any Retailer

Fee Percentage being XXXX For purposes of calculating each Special Discount Rate, such Special Discount Rate shall be carried out to two decimal places and rounded to the nearest basis point. If, as of the end of any calendar year, Net Program Sales with respect to which one or more Special Discount Rates applied at any time during such calendar year (“Special Discount Sales”) exceed XXXX of total Net Program Sales for such period (the “Special Discount Cap”), Retailer will pay to Bank, within thirty (30) calendar days, the difference between the non-discounted Program Fees Percentages and the Special Discount Rates for the Special Discount Sales that exceed XXXX of Net Program Sales for the calendar year. In addition, at the end of any calendar quarter, if Special Discount Sales XXXX of the Net Program Sales for the calendar year to date period, Bank and Retailer will discuss a reasonable plan to ensure the Special Discount Sales will decrease in the remaining calendar quarters of the respective calendar year in accordance with the XXXX limit on Net Program Sales. In no event may Special Discount Sales exceed XXXX in any calendar month.
[Portions of this Section have been omitted pursuant to a request for confidentiality under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential portions of this Section that have been omitted are marked with “XXXX”. A copy of this Exhibit with all sections intact has been filed separately with the Securities and Exchange Commission.]
1.4    Amendment to Section 6(c). Section 6(c) is hereby deleted in its entirety and replaced with the following:

(c)
(i) At the end of the XXXX and each XXXX thereafter, Bank and Retailer will review and evaluate the effectiveness of the Program generally (including the credit-based promotion sales mix, the overall level of sales charged to Accounts, and Account fraud and credit losses during such period), as well as the performance of each credit-based promotion during such period.  Based on such review, Bank may, after consultation with and notice to Retailer, adjust the Retailer Fee Percentages and, for any credit-based promotion, terminate such promotion or adjust the Retailer Fee Percentage applicable thereto.  In addition, Retailer acknowledges that Bank may modify, terminate, or replace one or more credit-based promotions due to changes in applicable law (including Regulation Z) or regulatory guidance.  Notwithstanding the foregoing, Bank may review and adjust the Retailer Fee Percentages applicable to internet and telephone sales at the end of the XXXX and XXXX thereafter after complying with consultation and notice requirements of this section.  As used herein XXXX means the XXXX commencing on the Effective Date and each such XXXX thereafter during the term hereof and any shorter prior from the beginning of a XXXX until the termination of this Agreement.

[Portions of this Section have been omitted pursuant to a request for confidentiality under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential portions of this Section that have been omitted are marked with “XXXX”. A copy of this Exhibit with all sections intact has been filed separately with the Securities and Exchange Commission.]
(ii) Within XXXX after the end of the XXXX and each XXXX thereafter, Retailer may, upon written notice to Bank (which may be made by email), request Bank to negotiate with Retailer to XXXX to provide for a XXXX with respect to each credit-based promotion with respect to XXXX, and Retailer and Bank shall thereafter negotiate in good faith to agree on such a XXXX.   If Retailer and Bank fail to so agree, XXXX shall continue in effect except as revised as otherwise provided hereunder, subject to any request made under this Section 6(c) with respect to XXXX.
[Portions of this Section have been omitted pursuant to a request for confidentiality under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential portions of this

Section that have been omitted are marked with “XXXX”. A copy of this Exhibit with all sections intact has been filed separately with the Securities and Exchange Commission.]

1.5    Amendment to Section 6(i). Effective as of the end of the day on June 30, 2018, the definition of Base Twelve Month LIBOR is hereby deleted in its entirety and replaced with the following:

“Base Twelve Month LIBOR” means XXXX.

[Portions of this Section have been omitted pursuant to a request for confidentiality under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential portions of this Section that have been omitted are marked with “XXXX”. A copy of this Exhibit with all sections intact has been filed separately with the Securities and Exchange Commission.]

1.6    Amendment to Section 19(a). Section 19(a) is hereby deleted in its entirety and replaced with the following:

(a)	This Agreement shall continue until the end of the day on December 31, 2023 (the “Term”).
1.7    Amendment to Section 19(b)(xiii). Section 19(b)(xiii) is hereby amended by deleting the first sentence and replacing it with the following: “If the Twelve Month LIBOR equals or exceeds XXXX, Retailer shall have the right to XXXX.
[Portions of this Section have been omitted pursuant to a request for confidentiality under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential portions of this Section that have been omitted are marked with “XXXX”. A copy of this Exhibit with all sections intact has been filed separately with the Securities and Exchange Commission.]

1.8    References to Twelve Month LIBOR. If during the Term the Twelve Month LIBOR ceases to be reported, then Bank, in its reasonable discretion, may designate an industry-accepted replacement rate, as published in The Wall Street Journal in its “Money Rates” section (or if The Wall Street Journal will cease to be published or to publish the rates, in another publication or government information source as Bank may, from time to time, reasonably specify), XXXX.

[Portions of this Section have been omitted pursuant to a request for confidentiality under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential portions of this Section that have been omitted are marked with “XXXX”. A copy of this Exhibit with all sections intact has been filed separately with the Securities and Exchange Commission.]

1.9    Amendment to Schedule 6(a). Effective as of the end of the day on June 30, 2018, Schedule 6(a) is deleted in its entirety and replaced with the new Schedule 6(a) attached to this Amendment.

1.10    Amendment to Schedule 6(h). Effective April 1, 2018, Schedule 6(h) is deleted in its entirety and replaced with the new Schedule 6(h) attached to this Amendment.

1.11    Amendment to Appendix B. Effective June 30, 2018, Appendix B is deleted in its entirety and replaced with the new Appendix B attached to this Amendment.

II. GENERAL

2.1    Authority for Amendment. Retailer represents and warrants to Bank that the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of Retailer and upon execution by all parties, will constitute a legal, binding obligation of Retailer.
2.2    Effect of Amendment. Except as specifically amended hereby, the Agreement, and all terms contained therein, remains in full force and effect. The Agreement, as amended by this Amendment, constitutes the entire understanding of the parties with respect to the subject matter hereof.
2.3    Binding Effect; Severability. Each reference herein to a party hereto shall be deemed to include its successors and assigns, all of whom shall be bound by this Amendment and in whose favor the provisions of this Amendment shall inure. In case any one or more of the provisions contained in this Amendment shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.
2.4    Further Assurances. The parties hereto agree to execute such other documents and instruments and to do such other and further things as may be necessary or desirable for the execution and implementation of this Amendment and the consummation of the transactions contemplated hereby and thereby.
2.5    Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Utah, without regard to principles of conflicts of laws.
2.6    Counterparts. This Amendment may be executed in counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one agreement.
IN WITNESS WHEREOF, the parties have caused this Third Amendment to be executed by their respective duly authorized officers to be effective as provided herein. The parties expressly consent and agree that this Amendment may be electronically signed. The parties agree that electronic signatures appearing on this Amendment shall be treated, for purposes of validity, enforceability and admissibility, the same as hand-written signatures.

SYNCHRONY BANK By: /s/ Anthony S. Foster Its: SVP	SLEEP NUMBER CORPORATION SELECT COMFORT RETAIL CORPORATION By: /s/ Andy Carlin Its: EVP/Chief Sales and Services Officer

APPENDIX B
FINANCIAL COVENANTS

I.     FINANCIAL COVENANTS

Leverage Ratio. Retailer shall not permit the Leverage Ratio, as of the end of any quarterly reporting period, to XXXX.

Interest Coverage Ratio. Retailer shall not permit, as of the end of any quarterly reporting period, the Interest Coverage Ratio to be XXXX.

[Portions of this Section have been omitted pursuant to a request for confidentiality under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential portions of this Section that have been omitted are marked with “XXXX”. A copy of this Exhibit with all sections intact has been filed separately with the Securities and Exchange Commission.]

II.    REPORTING

In order to establish compliance with the Financial Covenants set forth above, Retailer will use commercially reasonable efforts to deliver to Bank (i) within forty-five (45) days after the end of each of the first three (3) fiscal quarters of each fiscal year of the Retailer, a certificate, signed by the Chief Financial Officer of Retailer or Retailer’s chief accounting officer or such other officer of the Retailer as Retailer shall designate and in a form satisfactory to Bank, establishing Retailer’s compliance or non-compliance with the Financial Covenants for such fiscal quarter, and (ii) within ninety (90) days after the end of the fourth fiscal quarter of each fiscal year of the Retailer, a certificate, signed by the Chief Financial Officer of Retailer or Retailer’s chief accounting officer or such other officer of the Retailer as Retailer shall designate and in a form satisfactory to Bank, establishing Retailer’s compliance or noncompliance with the Financial Covenants for such fiscal quarter. Each certificate will include a detailed calculation illustrating the Leverage Ratio and Interest Coverage Ratio as of the end of the applicable period. Unless otherwise specifically set forth to the contrary, all financial calculations contemplated herein shall be performed in accordance with GAAP.

III.    DEFINITIONS

"Leverage Ratio" shall (a) have the same meaning as is ascribed to the term “Leverage Ratio” in that certain Amended and Restated Credit and Security Agreement dated as of February 14, 2018 with Sleep Number Corporation as the Borrower and U.S. Bank National Association as the Administrative Agent (the “Credit Agreement”) and (b) be determined in same the way as the Leverage Ratio is determined under the Credit Agreement. If the definition of Leverage Ratio, or any underlying defined terms that make up the definition, are changed in the Credit Agreement, Retailer will inform Bank of any proposed changes and If Bank agrees to the proposed changes in writing, the definition of Leverage Ratio for purposes of this Agreement will change also. Bank will not unreasonably withhold its consent to any proposed changes in the definition of Leverage Ratio.

“GAAP” means generally accepted accounting principles applicable in the United States, consistently applied; [provided that, notwithstanding any other provision contained herein, (a) all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made without giving effect to (i) any election under Accounting Standards Codification Section 825-10-25 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any indebtedness or other liabilities of Retailer or any of its subsidiaries at “fair value”, as defined therein, or (ii) any treatment of indebtedness in respect of convertible debt instruments under Financial Accounting Standards Codification Subtopic 470-20 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any such indebtedness in a reduced or bifurcated manner as described therein, and such indebtedness shall at all times be valued at the full stated principal amount thereof and (b) the definitions set forth in this Agreement and any financial calculations required hereunder shall be computed to exclude any change to lease accounting rules from those in effect pursuant to Financial Accounting Standards Board Accounting Standards Codification 840 (Leases) and other related lease accounting guidance as in effect on the date hereof, and provided further that, if any change to GAAP after the date hereof shall materially affect computations determining compliance with the financial ratios and covenants set forth herein or otherwise in the Agreement, if either Bank or Retailer shall so request, the Bank and Retailer shall negotiate in good faith to amend such ratios or covenants to preserve the original intent thereof in light of such change in GAAP; and until so amended, (a) such ratio or restriction shall continue to be computed in accordance with GAAP prior to such change therein (subject to the foregoing first proviso) and (b) Retailer shall provide to the Bank financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratios or restrictions made before and after giving effect to such change.

"Interest Coverage Ratio" shall (a) have the same meaning as is ascribed to the term “Interest Coverage Ratio” in the Credit Agreement and (b) be determined in the same way as the Interest Coverage Ratio is determined under the Credit Agreement. If the definition of Interest Coverage Ratio, or any underlying defined terms that make up the definition, are changed in the Credit Agreement, Retailer will inform Bank of any proposed changes and If Bank agrees to the proposed changes in writing, the definition of Interest Coverage Ratio for purposes of this Agreement will change also. Bank will not unreasonably withhold its consent to any proposed changes in the definition of Interest Coverage Ratio.

SCHEDULE 6(a)
to
Retailer Program Agreement
(Sleep Number)

Initial Approved Credit-Based Promotions

A.    Non-Promotional Credit Offer: Retailer Fee Percentage: XXXX

[Portions of this Section have been omitted pursuant to a request for confidentiality under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential portions of this Section that have been omitted are marked with “XXXX”. A copy of this Exhibit with all sections intact has been filed separately with the Securities and Exchange Commission.]

B.    Credit-Based Promotions:

Standard Retailer Fee Percentages at XXXX

Promotion	Retailer Fee Percentage
	Retail	Telephone/Internet
6 Month WPDI	XXXX	XXXX
12 Month WPDI	XXXX	XXXX
13 Month WPDI	XXXX	XXXX
14 Month WPDI	XXXX	XXXX
15 Month WPDI	XXXX	XXXX
16 Month WPDI	XXXX	XXXX
17 Month WPDI	XXXX	XXXX
18 Month WPDI	XXXX	XXXX
19 Month WPDI	XXXX	XXXX
20 Month WPDI	XXXX	XXXX
21 Month WPDI	XXXX	XXXX
22 Month WPDI	XXXX	XXXX
23 Month WPDI	XXXX	XXXX
24 Month WPDI	XXXX	XXXX

18 Month EPNI	XXXX	XXXX
24 Month EPNI	XXXX	XXXX
25 Month EPNI	XXXX	XXXX
26 Month EPNI	XXXX	XXXX
27 Month EPNI	XXXX	XXXX
28 Month EPNI	XXXX	XXXX
29 Month EPNI	XXXX	XXXX
30 Month EPNI	XXXX	XXXX
31 Month EPNI	XXXX	XXXX
32 Month EPNI	XXXX	XXXX
33 Month EPNI	XXXX	XXXX
34 Month EPNI	XXXX	XXXX
35 Month EPNI	XXXX	XXXX
36 Month EPNI	XXXX	XXXX
48 Month EPNI	XXXX	XXXX
60 Month EPNI	XXXX	XXXX

60 Month Fixed Pay @ 5.99%	XXXX	XXXX
72 Month Fixed Pay @ 5.99%	XXXX	XXXX

The Retailer Fee Percentages set forth above are subject to revision as set forth in Sections 6(c) and 6(e).

[Portions of this Section have been omitted pursuant to a request for confidentiality under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential portions of this Section that have been omitted are marked with “XXXX”. A copy of this Exhibit with all sections intact has been filed separately with the Securities and Exchange Commission.]

SCHEDULE 6(h)
to
Retailer Program Agreement
(Sleep Number)

XXXX

[Portions of this Section have been omitted pursuant to a request for confidentiality under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential portions of this Section that have been omitted are marked with “XXXX”. A copy of this Exhibit with all sections intact has been filed separately with the Securities and Exchange Commission.]